EXHIBIT 10.31

                             AMENDMENT NO. 1 TO THE
                       MASTER LOAN AND SECURITY AGREEMENT

            Amendment No. 1, dated as of December 11, 2002 (this "Amendment"), to the Master Loan and Security Agreement, dated as of August 2, 2002 (the "Existing Loan Agreement", and as amended hereby the "Loan Agreement"), among American Home Mortgage Corp. and Marina Mortgage Company, Inc. (each a "Borrower", collectively, the "Borrowers") and Morgan Stanley Bank (the "Lender").

                                    RECITALS

            The Borrowers and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

            The Borrowers and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to add certain interest-only Mortgage Loans as a type of Eligible Mortgage Loan and to reflect certain other agreed upon revisions to the terms of the Existing Loan Agreement.

            Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.  Amendments.

            (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Collateral percentage" in its entirety and substituting in lieu thereof the following new definition:

            "'Applicable Collateral Percentage' shall mean, with respect to each Eligible Mortgage Loan, the applicable collateral percentage set forth in the chart below opposite the applicable type of Mortgage Loan:

           ----------------------------------------------------------------
                                                  Applicable Collateral
                 Type of Mortgage Loan                  Percentage
           ----------------------------------------------------------------

             Agency Eligible Mortgage Loan                     97%
           ----------------------------------------------------------------

              Alternate 'A' Mortgage Loan                      96%
           ----------------------------------------------------------------

            Conduit Eligible Mortgage Loan                     97%
           ----------------------------------------------------------------

             Interest-Only Mortgage Loans                      97%
           ----------------------------------------------------------------


            (b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Collateral Value" in its entirety and substituting in lieu thereof the following new definition:

            "Collateral Value" shall mean, with respect to each Eligible Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Mortgage Loan, and (b) 100% of the outstanding principal balance of such Mortgage Loan; provided, that the following additional limitations shall apply:

            (i) The aggregate Collateral Value of all Alternate `A' Mortgage Loans included in the Borrowing Base at any time shall not exceed 25% of the Maximum Credit at such time;

            (ii) The aggregate Collateral Value of all California Program Mortgage Loans included in the Borrowing Base at any time shall not exceed $20,000,000;

            (iii) The aggregate Collateral Value of all Interest Only Mortgage Loans included in the Borrowing Base at any time shall not exceed $30,000,000; and

            (iv) Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

                  (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date Collateral Value is determined),

                  (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of thirty (30) days (without regard to applicable grace periods),

                  (3) (other than Interest Only Mortgage Loans) which remains pledged to the Lender hereunder later than 180 days after the date on which it is first included in the Collateral,

                  (4) in respect of any Interest Only Mortgage Loan which
            remains pledged to the Lender hereunder later than 120 days after the date on which it is first included in the Collateral,

                  (5) which has been released from the possession of the
            Custodian under the Custodial Agreement for a period in excess of eighteen (18) days, or

                  (6) which exceeds the limitation on Collateral Value set forth in (i) through (iii) above."

            (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Eligible Mortgage Loan" in its entirety and substituting in lieu thereof the following new definition:

            "'Eligible Mortgage Loan' shall mean a Mortgage Loan secured by a first mortgage lien on a one-to-four family residential property (a) as to which the representations and warranties in Section 6.10 and Part I of Schedule 1 hereof are correct and (b) which is either an Agency Eligible Mortgage Loan, an Alternate `A' Mortgage Loan, a California Program Mortgage Loan, an Eligible Cooperative Mortgage Loan, an Interest Only Mortgage Loan, a Jumbo Mortgage Loan, a MERS Designated Mortgage Loan or a Conduit Eligible Mortgage Loan; provided, that in no event shall any Eligible Mortgage Loan be a security for purposes of any securities or blue sky laws."

            (d) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting the following new definition in alphabetical order:

            "'Interest-Only Mortgage Loan' shall mean a Mortgage Loan that is in strict compliance with the requirements in the Underwriting Guidelines for "One-Month and Six-Month Interest Only ARM Products" (as defined in the Underwriting Guidelines)."

            SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

            2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each Borrower and the Lender;

            (b) RFC Notice Requirement. A certificate from the Borrowers indicating compliance with the notice requirement with respect to additional lines of credit contained in the Warehouse Credit and Security Agreement dated as of December 28, 2001 among American Home Mortgage Corp., Marina Mortgage Company, Inc. and Residential Funding Corporation or a waiver of such requirement; and

            (c) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Loan Agreement.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note, (iii) the Custodial Agreement, (iv) the Electronic Tracking Agreement and (v) the Parent Guarantee. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

            SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                     BORROWER


                                     AMERICAN HOME MORTGAGE CORP.


                                     By: /s/ Richard D. Silver
                                         ---------------------------
                                         Name:  Richard D. Silver
                                         Title: Senior Vice President-Treasurer


                                     MARINA MORTGAGE COMPANY, INC.


                                     By: /s/ Richard D. Silver
                                         ---------------------------
                                         Name:  Richard D. Silver
                                         Title: Senior Vice President-Treasurer

                                     LENDER


                                     MORGAN STANLEY  BANK


                                     By: /s/ Christian B. Malone
                                         ---------------------------
                                         Name:  Christian B. Malone
                                         Title: Vice President